UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2006

Rambus Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22339	94-3112828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

4440 El Camino Real, Los Altos CA 94022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 947-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement

On May 10, 2006, Rambus Inc. (the “Company”) held its annual meeting of stockholders. At the meeting, the Company’s stockholders approved, among other things: (i) the Company’s 2006 Equity Incentive Plan (the “2006 Plan”) and (ii) the Company’s 2006 Employee Stock Purchase Plan (the “2006 ESPP”). The Company’s board of directors had previously approved each of the plans.

Copies of the 2006 Plan and 2006 ESPP are attached hereto as Exhibits 99.1 and 99.2, respectively. A more extensive discussion of the terms of each of the 2006 Plan and 2006 ESPP is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 29, 2006.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	2006 Equity Incentive Plan and related forms of agreements thereunder.

99.2	2006 Employee Stock Purchase Plan and related forms of agreements thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2006	Rambus Inc.

/s/ Satish Rishi
Satish Rishi, Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title
99.1	2006 Equity Incentive Plan and related forms of agreements thereunder.

99.2	2006 Employee Stock Purchase Plan and related forms of agreements thereunder.